Exhibit 10.23

Execution Version

LIMITED WAIVER AND THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of March 6, 2026, is entered into by and among XBP Americas, LLC (formerly known as Exela Technologies BPA, LLC,) a Delaware limited liability company (the “Borrower”), BRF FINANCE CO. LLC, a Delaware limited liability company, as administrative agent (the “Agent”), and the financial institutions party to the Credit Agreement referred to below as a “Lender; and is acknowledged by the guarantors party to such Credit Agreement (the “Guarantors”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Credit And Security Agreement, dated as of July 29, 2025, by and among the Borrower, the Guarantors, the Lenders, and the Agent (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 19, 2025, and by that certain Limited Waiver and Second Amendment to Amended and Restated Credit and Security Agreement, dated as of January 21, 2026, the “Existing Credit Agreement”, and as such Existing Credit Agreement is amended hereby or as may be amended, restated, amended and restated, supplemented or modified from time to time thereafter, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Agent consent to certain amendments to the Existing Credit Agreement, and pursuant to Section 11.16 of the Credit Agreement, the Agent and the Lenders (including the Required Lenders) have agreed to the requested modification on the terms and conditions set forth herein; and

WHEREAS, certain Specified Events of Default (as defined below) have occurred and are continuing and the Lenders under the Existing Credit Agreement are willing to waive the Specified Events of Default and make such amendments on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the promises, covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

Section 2.Acknowledgements; Reaffirmation.

2.1Acknowledgment of Obligations.  All Obligations are unconditionally owing by the Credit Parties, all without offset, defense (other than payment in full in cash of the Obligations (excluding any contingent indemnification and expense reimbursement obligations as to which no claim has been asserted)) or counterclaim of any kind, nature or description whatsoever.

2.2Acknowledgment of Liens.  Each of the Credit Parties hereby acknowledges, confirms and agrees that the Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first-priority Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Credit Parties to the Agent on behalf of the Lenders pursuant to the Financing Documents.

2.3Reaffirmation.  In furtherance of the foregoing, and in connection with the execution and delivery of this Amendment, the Borrower and each other Credit Party, as debtors, grantors, pledgors, guarantors, or in other similar capacities in which such Credit Parties grant Liens or security interests in their properties, in each case under the Financing Documents, hereby (A) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Financing Document to which it is a party, and (B) to the extent such Credit Party granted Liens on or security interests in any of its property pursuant to any such Financing Document (including, but not limited to, the Security Documents), hereby ratifies, reaffirms, and re-grants such grant of security and confirms that such Liens and security interests continue to secure the Obligations.

Section 3.Limited Waiver.

(a)Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties made by the Credit Parties set forth in Section 8 hereof, the Lenders hereby waive any Default or Event of Default arising under:

(i)Section 10.1(d) of the Existing Credit Agreement solely to the extent arising prior to the Effective Date from (A) any “Specified Event of Default” identified in the Limited Waiver and Third Amendment to ABL Agreement attached hereto as Exhibit 5.1(b)(i) and (B) any “Specified Event of Default” identified in the Notice and Limited Waiver attached hereto as Exhibit 5.1(b)(ii);

(ii)Section 10.1(a)(ii) of the Existing Credit Agreement resulting from the Borrower’s failure to comply with the covenant set forth in Section 5.9 of the Existing Credit Agreement as a result of the Borrower amending or otherwise modifying the Organizational Documents of Exela Enterprise Solutions, Inc., a Delaware corporation (now known as XBP Enterprise Solutions, Inc.) on February 6, 2026 without notice to or consent of the Agent to change its legal name;

(iii)Section 10.1(b) of the Existing Credit Agreement resulting from the Borrower’s failure to comply with the covenant set forth in Section 9.2 regarding the name change of Exela Enterprise Solutions, Inc. as described in sub-clause (a)(ii) above;

(iv)Section 10.1(a)(ii) of the Existing Credit Agreement resulting from the Borrower’s failure to deliver the updated Schedule 5.14 (as required under the Existing Credit Agreement) prior to the Effective Date hereto;

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(v) Section 10.1(c) of the Existing Credit Agreement resulting from any incorrect or materially incorrect representation, warranty, certification or statement made by any Credit Party or any other Person in any Financing Document or in any certificate, financial statement or other document delivered pursuant to the Finance Documents, in any such case solely with respect to the Defaults or Events of Default set forth in this Section 3 prior to the Effective Date; and

(vi)Section 10.1(d) of the Existing Credit Agreement, solely to the extent arising from any default, condition or event under the ABL Agreement or the Term Loan Agreement resulting from the Defaults or Events of Default set forth in this Section 3 prior to the Effective Date (the Defaults and Events of Default set forth in the foregoing clauses (i) through (v), collectively, the “Specified Events of Default”).

(b)The waiver provided in this Section 3 is limited and (i) shall only be relied upon and used for the express purposes set forth herein and shall be limited precisely as written, (ii) shall not constitute nor be deemed to be a consent, waiver, amendment or other modification of any other term or condition of the Existing Credit Agreement, the Credit Agreement or any other Financing Document, and shall not prejudice any right or remedy which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Financing Document (except as expressly set forth herein with respect to the Specified Events of Default), (iii) shall not constitute nor be deemed to constitute a waiver by the Agent or any Lender of anything other than for the specific purposes set forth herein, (iv) shall not constitute a custom or course of dealing among the parties hereto and (v) does not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Financing Document, which terms and conditions shall continue in full force and effect.  The Agent and the Lenders hereby reserve all of their respective rights and remedies available under the Credit Agreement, the other Financing Documents and applicable law as a result of any Defaults or Events of Default (other than the Specified Events of Default) occurring at any time.  Nothing contained herein, and no delay on the part of the Agent or any Lender in exercising any such rights or remedies, shall be construed as a waiver of any such rights or remedies.

Section 4.Amendment to Credit Agreement.  As of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 5 of this Amendment:

4.1the Existing Credit Agreement (excluding the Annexes, Schedules and Exhibits attached thereto) as hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), each as set forth in the pages of a conformed copy of the amended Existing Credit Agreement attached hereto as Annex I; and

4.2Schedule 5.14 of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex II attached hereto.

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Section 5.Conditions Precedent.  The effectiveness of this Amendment, including the waiver provided in Section 3 above and amendments provided in Section 4 above, shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent have been satisfied:

(a)receipt by the Agent and the Lenders of this Amendment, duly executed and delivered by the Borrower, the Lenders and the Agent and the acknowledgement page hereto duly executed and delivered by each of the Guarantors;

(b)receipt by the Agent and the Lenders of an amendment and waiver to the ABL Agreement and the Term Loan Agreement, in each case, in substantially the forms attached to this Amendment as Exhibit 5.1(b)(i) and Exhibit 5.1(b)(ii), respectively, which amendments and waivers shall be in form and substance satisfactory to the Agent; and

(c)payment of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Financing Documents, and the fees and disbursements invoiced at least one (1) Business Day prior to the Effective Date of the Agent’s counsel, Duane Morris LLP.

Section 6.[Reserved].

Section 7.Release; Waiver.

7.1Release.  Each Credit Party (on behalf of itself and its Affiliates) for itself and for its successors in title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any of the Credit Parties, for its past and present employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge the Agent and each Lender in their respective capacities as such under the Financing Documents, and the Agent’s and each Lender’s respective successors-in-title, legal representatives and assignees, past and present officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Agent and each Lender or any of their respective successors-in-title, legal representatives and assignees, past and present officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability” theories, (ii) any covenants, agreements, duties or obligations set forth in the Existing Credit Agreement, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and

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expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation or (viii) to the extent allowed by applicable Law, any claims arising under 11 U.S.C. Sections 541 to 550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, whether held in a personal or representative capacity, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Existing Credit Agreement or any other Financing Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”).  Each Releasing Party further represents that it has not sold or assigned any Claim and stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable Law, any and all provisions, rights, and benefits conferred by any Applicable Law, any applicable foreign Law or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7.

The Borrower and each other Credit Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  The Borrower and each other Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered, except as set forth above in this Section 7.1, shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

7.2Waiver.  Each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Credit Party pursuant to this Section 7.  If a Credit Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, each Credit Party, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

7.3Representation by Counsel.  In entering into this Amendment, each Credit Party has consulted with and been represented by counsel and expressly disclaims any reliance on any representations, acts or omissions by the Agent, the Lenders or any of the Agent’s or the Lenders’ Affiliates and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof.  The provisions of this Section 7 shall survive the termination of this Amendment and the Credit Agreement and payment in full of all amounts owing thereunder.

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Section 8.Miscellaneous.

8.1Incorporations by Reference.  The provisions of Sections 11.16 (Amendments and Waivers), 13.1 (Survival), 13.2 (No Waivers), 13.3 (Notices), 13.4 (Severability), 13.6 (Confidentiality), 13.8 (Governing Law; Submission To Jurisdiction), 13.9 (Waiver of Jury Trial), 13.14 (Expenses and Indemnity) and 13.17 (Successors and Assigns) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

8.2Counterparts; Integration.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.  In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paperbased recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.  This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

8.3Amendment is a “Financing Document”.  This Amendment is a Financing Document and all references to a “Financing Document” in the Credit Agreement and the Financing Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Financing Documents) shall be deemed to include this Amendment.

8.4References to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8.5Representations and Warranties.  The Borrower hereby represents and warrants that (a) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, (b) no Default, Event of Default or, to the Borrower’s knowledge, a potential Default shall have occurred and be continuing (aside from the Specified Defaults) and (c) the representations and warranties set forth in the Credit Agreement and in the other Financing Documents are true and correct in all respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except

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to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date).

8.6Reaffirmation of Obligations.  The Borrower and each other Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Financing Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s or such Credit Party’s obligations under the Financing Documents.

8.7Reaffirmation of Security Interests.  The Borrower and each other Credit Party (a) affirms that each of the Liens granted in or pursuant to the Financing Documents is valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Financing Documents.

8.8No Other Changes.  Except as specifically amended by this Amendment, the Credit Agreement, the other Financing Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

XBP AMERICAS, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

AGENT:

BRF FINANCE CO. LLC

By:	/s/ Bryant Riley
	Name:	Bryant Riley
	Title:	Authorized Signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

LENDERS:

BRF FINANCE CO. LLC,
as Lender

By:	/s/ Bryant Riley
	Name:	Bryant Riley
	Title:	Authorized Signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

ACKNOWLEDGMENT TO LIMITED WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Each of the undersigned Credit Parties hereby (a) acknowledges and consents to all of the terms and conditions of the Amendment to which this Acknowledgment is attached and the Credit Agreement, and the transactions contemplated hereby and thereby, (b) affirms and confirms all of its obligations under the Financing Documents to which it is a party, including as provided in the Amendment, (c) agrees to be bound by the terms and agreements set forth in the Amendment applicable to such Credit Party, including, without limitations, the acknowledgments set forth in Section 2 and the release and confirmations made in Sections 7 and 8 of the Amendment, and (d) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Financing Documents to which it is a party or affect the Liens and the priority of such Liens granted by such Credit Party to the Agent on behalf of the Lenders pursuant to the Financing Documents.

[Guarantor Signature Pages Follow]

[Signature Page to Acknowledgement Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

GUARANTORS:

EXELA INTERMEDIATE LLC

	By:	/s/ Andrej Jonovic
		Name:	Andrej Jonovic
		Title:	Authorized signatory

EXELA FINANCE, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SOURCEHOV HOLDINGS, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SOURCEHOV LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

CORPSOURCE HOLDINGS, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

SOURCECORP, INCORPORATED

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SOURCECORP BPS INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

DELIVEREX, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

UNITED INFORMATION SERVICES, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

ECONOMIC RESEARCH SERVICES, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SOURCECORP LEGAL INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

RUST CONSULTING, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SOURCEHOV HEALTHCARE, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

KINSELLA MEDIA LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

HOV SERVICES, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

HOV ENTERPRISE SERVICES, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

MERIDIAN CONSULTING GROUP, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

RUSTIC CANYON III, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

HOV SERVICES, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

CHARTER LASON, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

LASON INTERNATIONAL, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SOURCECORP MANAGEMENT, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

PANGEA ACQUSITIONS INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

BANCTEC GROUP LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

BANCTEC, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

BANCTEC (PUERTO RICO), INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

DOCUDATA SOLUTIONS, L.C.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

BTC VENTURES, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

RECOGNITION MEXICO HOLDING INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

BANCTEC INTERMEDIATE HOLDING, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

RC4 CAPITAL, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

DFG2 HOLDINGS, LLC

By:
	Name:	Andrej Jonovic
	Title:	Authorized signatory

DFG2, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

PLEXUS GLOBAL FINANCE, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

HOVG, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

TRAC HOLDINGS, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

MANAGED CARE PROFESSIONALS, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

FTS PARENT INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

TRANSCENTRA, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

J & B SOFTWARE, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

REGULUS HOLDING INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

REGULUS GROUP LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

REGULUS GROUP II LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

REGULUS AMERICA LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

REGULUS INTERGRATED SOLUTIONS LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

EXELA RE LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

REGULUS WEST LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

NOVITEX HOLDINGS, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

NOVITEX INTERMEDIATE, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

NOVITEX GOVERNMENT SOLUTIONS, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

EXELA XBP, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

EXELA RECEIVABLES 3 HOLDCO, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

EXELA RECEIVABLES 3, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

AFFILIATED GUARANTORS:

XCV-EMEA, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

NEON ACQUISITION, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

XBP ENTERPRISE SOLUTIONS, INC.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SERVICES INTEGRATION GROUP, L.P.

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

SIG - GP L.L.C., A LIMITED LIABILITY COMPANY

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to Limited Waiver and Third Amendment to Amended and Restated Credit and Security Agreement]

ANNEX I

CONFORMED CREDIT AGREEMENT (CHANGED PAGES ONLY)

the Lenders, as any or all of the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Senior Secured Leverage Calculation Date” has the meaning assigned in the “Senior Secured Leverage Ratio” definition.

“Senior Secured Leverage Ratio” means, with respect to any Person, at any date, the ratio of (i) Secured Indebtedness of such Person and its Subsidiaries constituting Obligations hereunder, Obligations (as defined in the ABL Agreement), Notes Obligations (as defined in the Exit Notes Indenture), Obligations (as defined in the Term Loan Agreement), in each case as of such date of calculation (determined on a consolidated basis in accordance with GAAP) less the amount of cash and Cash Equivalents in excess of any Restricted Cash that would be stated on the balance sheet of such Person and its Subsidiaries and held by such Person and its Subsidiaries as of such date of determination to (ii) EBITDA of such Person for the four full fiscal quarters for which financial statements have been delivered to Agent immediately preceding such date on which such additional Debt is incurred. In the event that the Borrowers or any Subsidiary incurs, repays, repurchases or redeems any Debt subsequent to the commencement of the period for which the Senior Secured Leverage Ratio is being calculated but prior to the event for which the calculation of the Senior Secured Leverage Ratio is made (the “Senior Secured Leverage Calculation Date”), then the Senior Secured Leverage Ratio shall be calculated giving pro forma effect to such incurrence, repayment, repurchase or redemption of Indebtedness, or such issuance, repurchase or redemption of customary disqualified equity interests or preferred stock as if the same had occurred at the beginning of the applicable four-quarter period.

For purposes of making the computation referred to above, Investments, acquisitions, dispositions, mergers, amalgamations, consolidations and discontinued operations (as determined in accordance with GAAP), in each case with respect to an operating unit of a business, and any operational changes, business realignment projects or initiatives, New Projects, restructurings or reorganizations that the Borrowers or any Subsidiary has made during the four-quarter reference period (each, for purposes of this definition, a “pro forma event”) shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers, amalgamations, consolidations, discontinued operations and other operational changes, business realignment projects or initiatives, New Projects, restructurings or reorganizations (and the change of any associated fixed charge obligations and the change in EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period. If since the beginning of such period any Person that subsequently became a Subsidiary or was merged with or into the Borrowers or any Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger, consolidation, amalgamation, discontinued operation, operational change, business realignment project ~~of~~or initiative, New Project, restructuring or reorganization, in each case with respect to an operating unit of a business, that would have required adjustment pursuant to this definition, then the Senior Secured Leverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, discontinued operation, merger, amalgamation, consolidation, operational change, business realignment project ~~of~~or initiative, New Project, restructuring or reorganization had occurred at the beginning of the applicable four-quarter period.

(b)Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, each Credit Party and each Subsidiary is in compliance with the applicable provisions of ERISA and the provision of the Code relating to ERISA Plans and the regulations and published interpretations therein. During the thirty-six (36) month period prior to the Closing Date (i) no steps have been taken to terminate any Pension Plan, and (ii) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by any Credit Party of any material liability, fine or penalty. No Credit Party has incurred liability to the PBGC (other than for current premiums) with respect to any employee Pension Plan. All contributions (if any) have been made on a timely basis to any Multiemployer Plan that are required to be made by any Credit Party or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable Law; no Credit Party nor any member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan, and no Credit Party nor any member of the Controlled Group has received any notice that any Multiemployer Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

Section 3.15Consummation of Operative Documents; Brokers.  Except for fees payable to Agent and/or Lenders, no broker, finder or other intermediary has brought about the obtaining, making or closing of the transactions contemplated by the Operative Documents, and no Credit Party has or will have any obligation to any Person in respect of any finder’s or brokerage fees, commissions or other expenses in connection herewith or therewith.

Section 3.16Related Transactions.  All transactions contemplated by the Operative Documents to be consummated on or prior to the date hereof have been so consummated (including, without limitation, the disbursement and transfer of all funds in connection therewith) in all material respects pursuant to the provisions of the applicable Operative Documents, true and complete copies of which have been delivered to Agent, and in compliance with all applicable Law, except for such Laws the noncompliance with which would not reasonably be expected to have a Material Adverse Effect.

Section 3.17Material Contracts.  Except for the agreements set forth on Schedule 3.17(a), as of the Closing Date there are no Material Contracts. Schedule 3.17(b) sets forth, with respect to each real estate lease agreement to which any Credit Party is a party (as a lessee) as of the Closing Date, the address of the subject property and the annual rental (or, where applicable, a general description of the method of computing the annual rental). The consummation of the transactions contemplated by the Financing Documents will not give rise to a right of termination in favor of any party to any Material Contract (other than any Credit Party),

ANNEX II

SCHEDULE 5.14

(See Attached)

EXHIBIT 5.1(b)(i)

FORM OF ABL AGREEMENT LIMITED WAIVER AND THIRD AMENDMENT

(See Attached)

EXHIBIT 5.1(b)(ii)

FORM OF TERM LOAN AGREEMENT NOTICE AND LIMITED WAIVER

(See Attached)